SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     October 27, 2003

Argonaut Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-14950	95-4057601
(Commission File Number)	(I.R.S. Employer Identification No.)

10101 Reunion Place, Suite 500, San Antonio, Texas	78216

(Address of Principal Executive Offices)	(Zip Code)

(210) 321–8400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Document Description

99.1	Press Release dated October 27, 2003.

Item 12.    Results of Operations and Financial Condition.

The information contained in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 27, 2003, Argonaut Group, Inc. issued a press release announcing its 2003 third quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGONAUT GROUP, INC.

Dated: October 27, 2003	By:	/s/ MARK W. HAUSHILL
Mark W. Haushill Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 27, 2003